UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2025

Four Corners Property Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37538	47-4456296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway Suite 3215
Mill Valley, California		94941
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8030

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Four Corners Property Trust, Inc. (the “Company”) has implemented its succession plan for the Chair of the Board of Directors (the "Board") consistent with the disclosures made in Item 5.02 of the Company's Form 8-K filed March 7, 2025 and described in the Company's definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2025 (the “Proxy Statement”). Effective June 5, 2025, the Company's Chair, John S. Moody, retired as Chair of the Board and Douglas B. Hansen assumed the position of the Company's Chair of the Board. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2025, the Company held its annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal One: Election of Directors

The Company’s stockholders elected the persons listed below as directors for a one-year term expiring in 2026 and until their respective successors are elected and qualified.

Director	Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
William H. Lenehan	Re-elected	88,140,494	590,594	28,495	4,249,279
Douglas B. Hansen	Re-elected	87,425,599	1,303,860	30,124	4,249,279
Charles L. Jemley	Re-elected	87,944,104	786,510	28,969	4,249,279
Barbara Jesuele	Re-elected	87,466,917	1,265,191	27,475	4,249,279
Marran H. Ogilvie	Re-elected	87,474,309	1,234,183	51,091	4,249,279
Toni Steele	Re-elected	88,117,075	614,456	28,052	4,249,279
Liz Tennican	Re-elected	87,470,427	1,239,129	50,027	4,249,279

Proposal Two: Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approved	92,305,783	679,137	23,942	N/A

Proposal Three: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company's Named Executive Officers

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

Vote Result	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Approved	87,365,639	1,295,143	98,801	4,249,279

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release Dated June 9, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

Date:	June 9, 2025	By:	/s/ JAMES L. BRAT
James L. Brat Chief Operations Officer, General Counsel and Secretary